UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

Legacy Ventures International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1382 Valencia Ave., Suite F

Tustin, CA 92780

(Address of Principal Executive Offices)

(949) 260-8070

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement and Subscriptions

Effective September 11, 2017 (the “Closing Date”), Legacy Ventures International, Inc., (the “Company”) entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”), dated as of September 1, 2017, by and among the Company, Nexalin Technology, Inc., a Nevada corporation (“Nexalin”) and shareholders of Nexalin holding a majority of the issued and outstanding shares of Nexalin common stock (the “Nexalin Shareholders”). Pursuant to the Share Exchange Agreement, the Company agreed to exchange the outstanding equity stock of Nexalin held by the Nexalin Shareholders for units (the “Units”) consisting of an aggregate of approximately 25,000,000 newly issued shares of the Common Stock, $0.001 par value, of the Company and warrants (the “Warrants”) to purchase an aggregate of approximately 25,000,000 newly issued shares of the Common Stock, $0.001 par value, of the Company. The warrants are two-year warrants exercisable at the end of one year for exercise prices between $1.50 and $1.75 per share, payable in cash. The warrants are must be promptly exercised, and subject to forfeiture if not so exercised, if the Company’s shares achieve a trading price of $3.00 or more for 30 consecutive days. At the Closing Date, the Company approved the issuance of approximately 15,500,000 shares of common stock to the Nexalin shareholders, together with warrants for the purchase of an additional 15,500,000 shares and reserved approximately 9,500,000 additional shares, together with the related warrants, for the issuance to remaining Nexalin shareholders who are expected to execute and deliver the Share Exchange Agreement, including approximately 1,100,000 shares and related warrants issuable immediately to consultants in connection with the transactions contemplated by the Share Exchange Agreement. As of the date of the filing of this Current Report on Form 8-K, the holders of a majority of the equity securities of Nexalin have exchanged their shares into a majority of the shares of the issued and outstanding shares of the Company’s common stock.

As a result of the Share Exchange Agreement and the other transactions contemplated thereunder, Nexalin is now a majority subsidiary of the Company.

All descriptions of the Share Exchange Agreement and Warrants herein are qualified in their entirety by reference to the text thereof filed as Exhibits 2.1 and 2.2 hereto, which is incorporated herein by reference. The Share Exchange Agreement governs the contractual rights between the parties in relation to the transactions contemplated thereby and contains customary representations and warranties and pre- and post-closing covenants of each party. The Share Exchange Agreement is not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company or Nexalin. The Share Exchange Agreement is described in this Current Report on Form 8-K and attached as Exhibits 2.1 and 2.2 hereto only to provide investors with information regarding the terms and conditions of the Share Exchange Agreement, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the transactions contemplated thereby, is not intended to provide any other factual information regarding the Company or Nexalin or the actual conduct of their respective businesses during the pendency of the Share Exchange Agreement, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the Securities Exchange Commission (the “SEC”). The representations and warranties contained in the Share Exchange Agreement have been negotiated with the principal purpose of establishing the circumstances under which a party may have the right not to consummate the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and of allocating risk between the parties, rather than establishing matters as facts. These representations, warranties and covenants were made as of specific dates and only for purposes of the Share Exchange Agreement, not for the benefit of any investors, and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Share Exchange Agreement. The parties reserve the right to, but are not obligated to amend or revise the Share Exchange Agreement. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Convertible Promissory Note

On September 11, 2017, the Company issued a Convertible Promissory Note to an accredited investor. The Note has an aggregate principal amount of $500,000 and matures one year from the date of issuance (the “Maturity Date”) and has an interest rate of 8% per annum. The holder may convert the Notes at any time up to the Maturity Date into shares of the Company’s common stock, par value $0.001 per share, at a conversion price equal to $1.00 per share and the note will automatically convert upon the filing of the audited financial statement for Nexalin by the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, effective September 1, 2016, the Company entered into a Share Exchange Agreement which resulted in Nexalin becoming our majority-owned subsidiary.

Nexalin, a Nevada corporation, was formed in October 2010. The Company is an information technology company which provides a safe, non-invasive and drug free treatment that is cleared by the FDA for the treatment of anxiety, depression and insomnia. The Nexalin device emits a patented, frequency-based waveform that interacts with structures of the mid-brain that help to regulate and stabilize neurochemicals.

Nexalin products/treatments (“Nexalin Therapy”) is classified at the FDA as “Cranial Electrical Stimulation”. Nexalin Therapy is a class III medical device and is FDA cleared and indicated for the treatment of depression, anxiety and insomnia. These are also the symptoms associated with more complex issues such as PTSD, substance abuse and other addictive behaivors. Nexalin has also received the CE European clearance for the treatment of chronic pain in addition to Anxiety, Depression and Insomnia.

Unfortunately most mental health treatment models are based on the symptomatic treatment associated with pharmaceutical medication. Recently new evidenced based articles have published statements that many of these medications have an actual effective rate of less than 30%. Additionally, there are many unpleasant side effects and addictive qualities associated with medications. The future of mental health treatment is based on stimulating areas of the brain that may be responsible for the underlying cause of these disorders. With the advancement of neuro-imaging techniques in the last 10 years, new evidence has indicated that many of the underlying causes of mental health challenges can be identified in the mid-brain. This is the area that Nexalin has focused their advanced stimulation technology.

Nexalin Therapy utilizes a new patented waveform that is highly effective in stimulating the Hypothalamus and other structures in the mid-brain associated with mental health issues. Data suggests the Nexalin Therapy waveform effectively resets these structures of the brain without the introduction of pharmaceutical medication. A major function of the hypothalamus is to maintain homeostasis in the brain by constantly sensing and adapting to information received by the brain. When an individual is faced with a traumatic life event, the hypothalamus appears unable to maintain normal levels of Serotonin, Dopamine, Beta-endorphins and other Neurotransmitters. The result of reduced levels of these important neurochemicals can be anxiety, depression, and insomnia and other related mental health issues. All of which can increase in frequency and severity if not treated. The Nexalin Therapy treatment stimulates the brain with an undetectable electrical frequency that is transmitted via a proprietary waveform. The waveform affects key brain structures that are involved in the regulation of its neurotransmitters.

Nexalin Therapy has an effective rate of over 70% in patients in company testing and research. Patients report an average reduction of 81% to 85% for their primary and secondary symptoms. Clinical results and early research indicates that 10-15 treatments will begin stabilizing the brain by normalizing the levels of various neurotransmitters by increasing the production of Beta-endorphins. Early research indicates base line beta-endorphin concentration of the Cerebral Spinal Fluid (CSF) was 1.5 times lower than that of normal healthy subjects. After 40 minutes of the Nexalin Therapy stimulation, the average CSF beta-endorphin concentrations increased 380%. Additional research indicates the effects are long lasting and addresses the underlying causes of the associated symptoms. Nexalin Therapy consists of 10 - 15 consecutive daily treatment sessions which last 40 minutes. Nexalin Therapy is administered non-invasively to the patient via three electrodes, one placed on the forehead and one placed behind each ear located on the mastoid area of the temporal bone. The therapy itself delivers a mild, unique frequency based waveform that is administered through the electrodes into the mid brain. Through this repetitive stimulation of the hypothalamus, Nexalin Therapy can trigger significant changes in the levels of important neurochemicals within the brain. We believe that Nexalin Therapy assists the hypothalamus to re-establish and sustain normal levels of neurochemicals in the brain.

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Nexalin Therapy is currently being used in several settings around the country. We believe that Nexalin Therapy provides benefit for patients that are not responding to traditional pharmaceutical intervention or want to decrease dosage over time and reduce side effects. We believe that Nexalin Therapy is also demonstrating tremendous opportunity in the addiction community by reducing the symptoms associated with addiction such as anxiety and depression. By addressing these symptoms, Nexalin Therapy is also decreasing the cravings issue associated with chronic relapse. Relapse conditions and mid-brain functional issues associated with active addictions are mitigated by the normalization of the brain’s neurochemistry.

Nexalin’s Management Team consists of:

Randall Letcavage – Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of Directors

Mr. Letcavage was named Chairman, President, Chief Executive Officer, and Chief Financial Officer of the Company on June 28, 2017. Mr. Letcavage has been the Chief Executive Officer of Nexalin since inception in 2010. Mr. Letcavage is also Chairman, President, Chief Executive Officer, and Chief Financial Officer of Premier Holding Corporation, since July 5, 2012. Prior to this he was employed as a consultant by Capital Finance LLC. He brings in excess of 25 years plus of business experience specializing in the financial markets and business consulting including biotech, green energy/clean technology. For the past 20 years Mr. Letcavage has been an investment banker widely recognized for individual achievements as well as his role of Founder, Officer and Director of the iCapital Group that includes iCapital Finance Inc, iCapital Advisory LLC and iCap Development LLC (A National “CDE” Community Development Entity – Certified by the U.S Treasury Department). Mr. Letcavage has also held executive positions, invested, and/or operated numerous businesses including related companies in life sciences, medical devices and green energy and power reduction – CEO of Ciralight Global Inc, CEO of Green Central Holdings, Consultant and one of the largest shareholders of publicly traded PRHL which operates The Power Company, American Illuminating and Energy Efficiency Experts (E3). Letcavage had been successful in many areas additionally providing capital to healthcare companies. Mr. Letcavage personally acted as an advisor to municipalities, including the Stare of New Jersey and its Economic Development Authority, and leading millions in industrial bond transactions, as well as New Market Tax Credits, while also advising the National Conference of Black Mayors (NCBM; over 800 members in these matters). Mr. Letcavage served as the Managing Director of NC Capital Markets and as Vice President of The National Capital Companies, Inc. (directing the daily operations of most of its subsidiaries). Mr. Letcavage was formerly the CEO and a majority owner of Capital Access Group. Prior to Capital Access, Mr. Letcavage founded and/or managed several asset management firms, including Valley Forge Capital Holdings and the Marshall Plan, LLC that directed and/or co-managed over $3 billion in assets with former renowned CALPERS (California Pension & Retirement Systems) Manager, Greta Marshall. Prior to Valley Forge, Mr. Letcavage founded Security America, Inc., an asset management firm based in Grosse Pointe, Michigan. Mr. Letcavage worked with Prudential-Bache running a Joint Venture ―High Net Worth Group (a/k/a Security American, Inc.).

Mark White

Chief Operating Officer

Mark has been a successful entrepreneur for 20 years; he specializes in the performance of service based companies. He has extensive experience in growth organizations and turnaround situations. He has had numerous successes building teams and implementing effective processes, with an emphasis on organizational development, financial stability and the quality and efficiency of services.

Mr. White has spent the last six years studying the Nexalin Technology in the patient and practitioner community. In 2010, Mr. White’s distribution company, iiCOM Strategic, became the first national distribution provider for Nexalin. His recent development of clinical models utilizing the Nexalin Therapy has positioned him as a provider of consulting aspects related to the use of Nexalin in clinical applications across the United States.

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In January of 2012, Mr. White joined the Nexalin corporate team to oversee operations and the development of a successful clinical model. Mr. White is an experienced and well-respected trainer and presenter internationally on the subject of “Brain Based Health” and “Brain Based Recovery”. He is a thought leader in the application of brain stimulation and its ability to address mental health and addiction issues in the United States. Mr. White has also appeared on several prominent news and media shows speaking on Nexalin and electrical brain stimulation as a form of drug free treatment for various psychiatric disorders.

In addition to his considerable responsibilities with Nexalin, Mr. White is the Founder and Director of Unique Mind Care in Houston, TX, a clinical leader in the in the brain health arena focused on drug free treatments that utilize QEEG training technologies and various neurostimulation techniques.

Medical Advisory Board

Nexalin also utilizes a Medical Advisory Board, consisting of the following medical professionals:

Dr. Mark G. Agresti, M.D. P.A.

Dr. Agresti was raised in New Jersey and came to Florida after completing medical training. He attended Tulane University in New Orleans, LA for premed. The Chicago Medical School for medical school, and completed his Residency in Psychiatry at Roosevelt Hospital in New York City. He is Board Certified in the Practice of Psychiatry.

He has been in private practice in West Palm Beach, FL for 20 years and has been on the staff of Columbia Hospital and several Addiction Treatment centers. He served as Chairman of the Department of Psychiatry at Columbia Hospital and medical director for the various treatment centers.

Dr Agresti’s practice focuses on the treatment of mental illness addictions and dual diagnosis. He has expanded his addictions practice to include outpatient detoxification from both drugs and alcohol. His patient population includes both children and adults.

Suzie Schuder, MD

Dr. Schuder is Board Certified by the American Board of Psychiatry and Neurology. She is a founding member and vice president of the World Society of Antiaging Medicine (WOSAAM), a founding member of the International Hormone Society, and a member of the International Society of Psychoneuroendocrinology (ISPNE), and the American Society of Addiction Medicine and a Diplomate of the American Board of Anti-Aging Medicine.

Dr. Schuder has made it her mission to educate doctors about her common-sense methods in providing a holistic, pro-health approach to patient care, particularly in psychiatry . She also devotes time to lecturing physicians at a variety of international venues on topics related to the mind and emotions and the major life altering impact of hormones, nutrients and toxins. Dr. Schuder also takes the time to teach medical students who rotate through her unique psychiatric practice.

Dr. Schuder provides total patient care through a balanced treatment approach by merging the best of traditional medicine with science-based alternative solutions to provide excellence in patient care. She recently added a Nexalin, a unique transcranial electrostimulation device that provides significant, enduring improvements in patients with depression, anxiety and insomnia.

Irene Cergnul, MD

Dr. Irene Cergnul completed her post-graduate training at Bronx Lebanon Hospital Center in New York and after her final year as Chief Resident was recruited as Assistant Professor in the Department of Family Medicine. She worked as the Medical Director in the in-patient service and also taught residents in training for the next four years. She was a Research Coordinator involving multiple studies on HIV, depression, as well as neuropathy, and is a co-author on several publications.

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Dr. Cergnul then transitioned to Montefiore Medical Center at the Substance Abuse Treatment Program where she provided direct medical care to patients, as the Director of HIV Services, and also held Assistant Professorship positions in both the Departments of Family Medicine and Psychiatry. She taught Family Medicine residents, Psychiatry residents and fellows in Addiction Psychiatry.

Dr. Cergnul is Board Certified in Family medicine as well as Addiction Medicine and is currently the Medical Director at Turning Point addiction treatment facility in North Jersey. She has been involved with the field of addiction medicine, HIV care and Psychiatry for the last 12 years. Her private practice focuses on novel modalities used in treating addiction and dual diagnosis patients, both adolescent and adults.

Nancy E. White, Ph.D.

Dr. White is the Clinical Director of Unique MindCare in Houston, Texas. She is recognized as an industry leader in the development of a brain based approach to support neurobehavioral wellness. Dr. White has specialized in the diagnosis and treatment of functional brain disorders for more than twenty years. She is a Fellow, past President and Board member of the International Society for Neurofeedback and Research (ISNR), a Certified EEG Fellow of the Biofeedback Certification International Alliance (BCN) and a QEEG Diplomate and member of the Quantitative EEG Certification Board. Dr. White is a licensed Clinical Psychologist in the State of Texas as well as a Licensed Marriage and Family Therapist and Advanced Addictions Counselor.

Dr. White is a pioneer in the practical application of neuroscientific research to clinical practice, including the extension of advanced brain based therapies to all psychiatric mood disorders including Post-Traumatic Stress, Autism and Addictions. She is a frequent presenter of her work at conferences, including the American Academy of Anti-Aging Medicine, the International Society for Neurofeedback and Research, the Association for Applied Psychophysiology and Biofeedback, FutureHealth, and the National Academy of Neuropsychology. She also serves as a consulting editor of the Journal of Neurotherapy (Taylor and Francis).

Dr. White has dedicated 3 years to the development of the clinical application of the Nexalin Therapy. Her research and clinical data on the use of Nexalin Therapy has been presented at International conferences.

Benjamin V. Hu, MD

Dr. Hu is currently in private practice, with a specialty in General Ophthalmology, which consists of both medical and surgical aspects including use of lasers, in Parma, Ohio: He is also a member of the Board of Directors and an Advisor to Enlighten Technologies Inc. of Laguna Hills California, a company developing a surgical machine for cataract surgery with newly patented technology.

Dr. Hu previously was a member of the NRAGT Board of Advisors, a parent advocacy group trying to increase classes, programs and clubs to challenge the gifted, talented kids of North Royalton, Ohio; a Member of the Board of Advisors of QMS Inc., a company manufacturing and marketing scale control systems and technology to business and industry in Cleveland, Ohio; and Co-Director of Ion-X International, LLC in Huron, Ohio, a company manufacturing, marketing and distributing copper/silver ionization systems and technology to business and industry.

Dr. Hu was awarded his Chemical Engineering degree in June, 1979 in conjunction with the MIT School of Chemical Engineering Practice, Cambridge, Massachusetts, with an emphasis on practical problem solving and independent research projects. Dr. Hu was awarded his Doctorate of Medicine in May, 1983 from Case Western Reserve in Cleveland, Ohio, with an emphasis in applied medical research. Dr. Hu did his Post-Doctorate Resident training in ophthalmology at the Kresge Eye Institute, Wayne State University, Detroit, Michigan. He is the co-developer of a PCL implantation technique in the absence of capsular or zonular support. His technical paper won the First Prize in the Kresge Residence Day competition for best research project and presentation.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As more fully described in Item 1.01 above, the Company issued approximately 12,500,000 Shares of the Company’s common stock to the Nexalin Shareholders in exchange for up to approximately 26,000,000 of the issued and outstanding shares of the ordinary shares of Nexalin, together with shares issuable upon exercise of options, which constitutes approximately 51% percent of the currently issued and outstanding shares of the Company’s common stock after the transactions described herein.

Related Party Transactions

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Randall Letcavage, the Company’s sole officer and director, is also an officer and director, and shareholder of Nexalin. As a result, Mr. Letcavage received shares of common stock pursuant to the Share Exchange Agreement and following such issuance, holds, together with affiliates, approximately 6.5 million shares of common stock, or approximately 12% of the issued and outstanding shares at the Closing Date, and approximately 22% following the issuance of the additional shares reserved for issuance under the Share Exchange Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)   Appointment of Directors

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

(b) Appointment of Officers

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(b).

On September 1, 2017, the Company obtained written consent by the holders of the majority of the voting power of the Company's capital stock approving the adoption of the Company’s 2017 Stock Incentive Plan (the “Plan”). The Plan allows the Board of Directors of the Company to grant incentive stock options, nonqualified stock options and restricted stock awards to officers, directors, employees and consultants of the Company. There are 5,000,000 shares of common stock of the Company reserved for issuance under the Plan.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

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(b)	Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Form of Share Exchange Agreement, effective as of September 1, 2017, by and among Legacy Ventures International, Inc., Nexalin Technology Inc. and shareholders of Nexalin Technology Inc.
2.2	Form of Warrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Ventures International, Inc.

Date: September 14, 2017	By:	/s/ Randall Letcavage
Name: Randall Letcavage
Title: Chief Executive Officer

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